UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GT BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GT BIOPHARMA, INC.

505 Montgomery Street, 10th Floor

San Francisco, California 94111

(800) 304-9888

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 24, 2025

TO THE STOCKHOLDERS OF GT BIOPHARMA, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of GT Biopharma, Inc., a Delaware corporation (the “Company”), to be held on July 24, 2025, at 11:00 A.M. Pacific time at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067 (the “Annual Meeting”), for the following purposes as more fully described in the accompanying proxy statement:

1.	To elect four directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent accountants for the fiscal year ending December 31, 2025;

3.	To hold an advisory vote on executive compensation;

4.	To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 19.99% or more of the Company’s outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”), with respect to the transactions contemplated by (a) the Securities Purchase Agreement, dated May 12, 2025, by and between the Company and the purchasers identified therein (as amended, the “Securities Purchase Agreement”), including the issuance of shares of Common Stock upon the (i) conversion of the Company’s Series L 10% Convertible Preferred Stock, par value $0.001 per share (the “Series L Preferred Stock”), and (ii) exercise of (x) warrants to purchase shares of Common Stock (the “Common Stock Warrants”) and (y) warrants to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares (as defined below) (the “Vesting Warrants,” and together with the Common Warrants, the “Warrants”), and (b) the Common Shares Purchase Agreement, dated May 14, 2025, by and between the Company and the investors identified therein (the “Common Shares Purchase Agreement”), including the issuance of shares of Common Stock from time to time;

5.	To approve Amendment No. 1 to the to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) increasing the number of shares available for future awards thereunder by 583,334 shares of Common Stock (the “Plan Amendment”); and

6.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Only stockholders as of the record date, May 30, 2025 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. If you hold your shares in “street name” (that is, through a broker, bank or nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date to attend the Annual Meeting and a legal proxy if you wish to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, by telephone or at the Annual Meeting, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or the Internet by following the voting procedures described in the Proxy Materials. If you received printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

[●], 2025	By Order of the Board of Directors

Michael Breen Executive Chairman of the Board and Chief Executive Officer

GT BIOPHARMA, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 24, 2025

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

Our Board of Directors solicits your proxy for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “GT Biopharma,” “the Company,” “we,” “our” and “us” in this proxy statement to refer to GT Biopharma, Inc., a Delaware corporation.

The Notice of Annual Meeting, proxy statement, proxy card and copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) are first being made available to our stockholders on or about [●], 2025.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting

This proxy statement and the 2024 Annual Report are available for viewing, printing and downloading at www.proxyvote.com and on the “Investors” section of our website at www.gtbiopharma.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	July 24, 2025, 11:00 a.m. Pacific Time

Attending the Meeting	The Annual Meeting will be held at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067. Only stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. If you are a beneficial owner and hold your shares in “street name” (that is, through a broker, bank or other nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to the Annual Meeting.

Record Date	May 30, 2025

Shares Outstanding	There were 3,147,995 shares of Common Stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote	Holders of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date. Holders of our Series L Preferred Stock are not entitled to vote their shares of Series L Preferred Stock on any matter presented at the Annual Meeting.

Quorum	A majority of the shares of Common Stock outstanding and entitled to vote, in person or by proxy, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.

Voting Methods	Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote in person or by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the Annual Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. If you are a Beneficial Owner and hold your shares in “street name,” your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to and to vote at the Annual Meeting. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast in person or by proxy or at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) as soon as practicable after the Annual Meeting.

Proxy Solicitation Costs	We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

FREQUENTLY ASKED QUESTIONS

What matters am I voting on?

You will be voting on:

●	The election of four directors to hold office until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their successors are duly elected and qualified (“Proposal No. 1”);

●	A proposal to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 2”);

●	An advisory vote on executive compensation (“Proposal No. 3”); and

●	To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 19.99% or more of the Company’s outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”), with respect to the transactions contemplated by (a) the Securities Purchase Agreement, dated May 12, 2025, by and between the Company and the purchasers identified therein (as amended, the “Securities Purchase Agreement”), including the issuance of shares of Common Stock upon the (i) conversion of the Company’s Series L 10% Convertible Preferred Stock, par value $0.001 per share (the “Series L Preferred Stock”), and (ii) exercise of (x) warrants to purchase shares of Common Stock (the “Common Stock Warrants”) and (y) warrants to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares (as defined below) (the “Vesting Warrants,” and together with the Common Warrants, the “Warrants”), and (b) the Common Shares Purchase Agreement, dated May 14, 2025, by and between the Company and the investors identified therein (the “Common Shares Purchase Agreement”), including the issuance of shares of Common Stock from time to time (“Proposal No. 4” or the “Issuance Proposal”);

●	To approve Amendment No. 1 to the to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) increasing the number of shares available for future awards thereunder by 583,334 shares of Common Stock (“Proposal No. 5” or the “Plan Amendment Proposal”); and

●	Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote:

●	FOR the election of the four directors nominated by our Board of Directors and named in this proxy statement as directors to serve for one-year terms;

●	FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	FOR endorsement of the compensation of our executive officers;

●	FOR the Issuance Proposal; and

●	FOR the Plan Amendment Proposal.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about [●], 2025, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, each of which is available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares in person, through the Internet, by telephone, or by mail.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Annual Meeting. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

●	You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on July 23, 2025. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.

●	You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than July 23, 2025. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR each of Proposals No. 1, 2, 3, 4 and 5.

●	You may vote in person at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. If you are a Beneficial Owner, your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to and to vote at the Annual Meeting.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

●	entering a new vote by Internet or telephone;

●	signing and returning a new proxy card with a later date;

●	delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or

●	attending the Annual Meeting and voting in person.

Beneficial Owners. If you are the Beneficial Owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. The person named on the proxy card has been designated as proxy holder by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holder will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	FOR the election of the four directors nominated by our Board of Directors and named in this proxy statement as directors to serve for one-year terms;

●	FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	FOR endorsement of the compensation of our executive officers;

●	FOR the Issuance Proposal;

●	FOR the Plan Amendment; and

●	In the discretion of the named proxy holder regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal No. 1 (election of directors), Proposal No. 3 (endorsement of executive compensation), Proposal No. 4 (the Issuance Proposal) and Proposal No. 5 (the Plan Amendment Proposal) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. 1, 3, 4 and 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Bylaws and Delaware law. A majority of the shares of Common Stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 3,147,995 shares of Common Stock outstanding, which means that 1,573,998 shares of Common Stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal Nos. 2, 3 and 5). However, abstentions will have no impact on the outcome of Proposal Nos. 1 and 4 as long as a quorum exists.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. 1, 3, 4 and 5.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. 1 – Election of directors	Plurality of voting power of shares present and entitled to vote	No

Proposal No. 2 – Ratification of the appointment of the independent registered accounting firm	Majority of voting power of shares present and entitled to vote	Yes

Proposal No. 3 – Endorsement of the compensation of executive officers	Majority of voting power of shares present and entitled to vote	No

Proposal No. 4 – Issuance Proposal	Majority of the votes cast	No

Proposal No. 5 – Plan Amendment Proposal	Majority of voting power of shares present and entitled to vote	No

With respect to Proposal No. 1, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The four nominees receiving the most FOR votes will be elected. Cumulative voting is not permitted with respect to the election of directors. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. 1, and your abstention will have no effect on the outcome of the vote.

With respect to Proposal Nos. 2, 3, 4 and 5, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of Proposal Nos. 2, 3 and 5, the abstention will have the same effect as a vote AGAINST the proposal. If you ABSTAIN from voting on Proposal No. 4, the abstention will have no effect.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GT Biopharma or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the Board of Directors attend the Annual Meeting?

We encourage our board members to attend the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that GT Biopharma only send a single copy of the next year’s Notice and, if applicable, the proxy materials, you may contact us as follows:

GT Biopharma Inc.

Attention: Secretary

505 Montogomery Street, 10th Floor

San Francisco, California 94111

(800) 304-9888

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is the election of four directors to hold office for a period of one year and until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than three nor more than nine, as fixed from time-to-time by resolution of our Board of Directors. On May 12, 2025, our Board of Directors fixed the number of directors at four.

Unless otherwise instructed, the proxy holder will vote the proxies received by such proxy holder for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Michael Breen, Executive Chairman of the Board

Charles J. Casamento

Hilary Kramer

Andrew J. Ritter

If elected, the foregoing four nominees are expected to serve until the 2026 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age, position and date of appointment of each of our directors as of May 30, 2025.

Name	Age	Position	Date of Appointment
Michael Breen	62	Executive Chairman of the Board and Chief Executive Officer	January 13, 2021
Charles J. Casamento(1)(2)	79	Director	May 1, 2023
Hilary Kramer(2)(3)	60	Director	May 7, 2025
Andrew J. Ritter(2)(4)	42	Director	May 8, 2025

(1)	Chairman of the Audit Committee.

(2)	Member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

(3)	Chairman of the Nominating and Corporate Governance Committee.

(4)	Chairman of the Compensation Committee.

Michael Breen – Executive Chairman of the Board and Chief Executive Officer

Mr. Breen was appointed to our Board of Directors on January 13, 2021, was appointed Executive Chairman of the Board on November 8, 2021 and was appointed as our Chief Executive Officer on April 29, 2025 for a two-year term. Mr. Breen served as our Interim Chief Executive Officer from March 2, 2022 to April 29, 2025. Prior to joining our company, Mr. Breen served as a senior partner in the global law firm of Clyde & Co., specializing in all aspects of corporate law, including mergers and acquisitions and fund management regulatory issues, which included advising clients in the biotechnology and health sciences sectors. Prior to joining Clyde & Co., Mr. Breen served as a senior partner and managing partner in the London law firm of Edward Lewis. Prior to his time at Edward Lewis, he was also a partner at Robert Gore & Company. Between 2002 and 2005, Mr. Breen was managing director and a shareholder of the Sports and Entertainment Division of Insinger de Beaufort Bank, a Dutch private banking, asset management and trust group listed on the Luxembourg stock exchange. From 2001 to 2007 Mr. Breen also served as a non-executive director and co-owner of Damon Hill Holdings Limited, a multi franchise motor dealer group. Mr. Breen also serves as a director of a Cayman Islands fund, Bristol Investment Fund, Limited. Mr. Breen is also a non-executive director and co-owner of Colorsport Images Limited, a sports photographic agency and library. Mr. Breen is a U.K. qualified solicitor/attorney who holds an Honours LL.B. degree in law from the University College of Wales, Aberystwyth and qualified as a solicitor of the Supreme Court of Judicature of England and Wales in 1988. Mr. Breen is a former member of the International Bar Association, British Association for Sport and the Law, Law Society of England and Wales, and Holborn Law Society.

Charles J. Casamento

Mr. Casamento was appointed to our Board of Directors on May 1, 2023. Mr. Casamento is currently executive director and principal of The Sage Group, a healthcare advisory group specializing in mergers, acquisitions, and partnerships between biotechnology companies and pharmaceutical companies, since 2007. He was the president and CEO of Osteologix, Inc., a public biopharmaceutical company developing products for treating osteoporosis, from 2004 through 2007. Mr. Casamento was founder of, and from 1999 through 2004, served as chairman of the board, president and CEO, of Questcor Pharmaceuticals, Inc. which was subsequently acquired by Mallinckrodt Pharmaceuticals. Mr. Casamento formerly served as RiboGene, Inc.’s president, CEO and chairman of the board from 1993 through 1999 until it merged with Cypros Pharmaceutical Corp to form Questcor Pharmaceuticals, Inc. He was co-founder, president and CEO of Interneuron Pharmaceuticals, Inc. (Indevus), a biopharmaceutical company, from 1989 until 1993. Indevus was eventually acquired by Endo Pharmaceuticals. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann-LaRoche, Inc. and Sandoz Inc. (now Novartis). Mr. Casamento also serves on the board of directors of the following Nasdaq listed companies: Eton Pharmaceuticals, Inc., PaxMedica, Inc., First Wave Biopharma, Inc. and Relmada Therapeutics, Inc. During his career he has served on the boards of fourteen Biotech/Pharma companies and has also been a director and vice chairman of The Catholic Medical Missions Board, a large not-for-profit organization providing health care services to third world countries. He has served as a guest lecturer at Fordham University and is on the Science Council of Fordham University. He holds a bachelor’s degree in Pharmacy from Fordham University and an MBA from Iona University and was previously licensed to practice pharmacy in the states of New York and New Jersey.

Hilary Kramer

Ms. Kramer was appointed to our Board of Directors on May 7, 2025. Ms. Kramer has served as the Chief Executive Officer, President and Chief Investment Officer of Greentech Research LLC, a global fund specializing in alternative energies and clean technologies, since 2006. Prior to this, she served as an analyst and investment banker at each of Morgan Stanley and Lehman Brothers. Ms. Kramer previously served as the co-head and a director of Ibero-American Media Partners II Ltd., a $1.0 billion private equity fund jointly owned by Hicks, Muse, Tate & Furst. Ms. Kramer has served as a director of multiple publicly-traded and privately owned companies, including INX Digital Company, RSL Communications, Inc., El Sitio Inc., Deltathree Inc. and Direct TV Latin America. She has also consulted with family offices and institutions, such as Montgomery Asset Management, Freddie Mac, and families on the Forbes list of global billionaires ranging from Latin America to the Middle East. Ms. Kramer authors the futurist and investment newsletter, GameChangers, and has a nationally syndicated investment radio show on the Salem Network in 140 markets. She is the author of Ahead of the Curve (Simon & Schuster 2007) and The Little Book of Big Profits from Small Stocks (Wiley 2012) and Game Changing Investing (Regnery 2020). Ms. Kramer was a founding member of the Wall Street Journal Women in Business. Ms. Kramer holds an MBA from the Wharton School of the University of Pennsylvania and a BA with honors from Wellesley College.

Andrew J. Ritter

Mr. Ritter was appointed to our Board of Directors on May 8, 2025. Mr. Ritter has served as the Chief Executive Officer and a director of Cairns Health, an innovator in AI-powered remote care solutions supporting home and senior care, since September 2023. Previously, Mr. Ritter was the Chief Executive Officer of Docbot, an AI-driven MedTech company, from January 2021 to December 2022. He also founded and served as Chief Executive Officer of Ritter Pharmaceuticals, a biotechnology company focusing on gastrointestinal diseases, from March 2004 to May 2020. In addition, he served as a founding director of Myosin Therapeutics, a biotech spin-out from Scripps Research, from October 2021 to January 2025. Mr. Ritter earned a B.A. in political science at the University of Southern California and a Master of Business Administration at the Wharton School, University of Pennsylvania.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age, position and date of appointment of each of our other executive officers as of May 30, 2025.

Name	Age	Position	Date of Appointment
Alan Urban	56	Chief Financial Officer & Secretary	June 3, 2024

Alan Urban – Chief Financial Officer

Mr. Urban has previously served as a member of the Board of Directors of the Company from June 2022 to May 2023; as Chief Financial Officer for SRAX, Inc. (OTC: SRAX), a financial technology company, from March 2023 to July 2023; as Chief Financial Officer for Creek Road Miners, Inc. (formerly OTC: CRKR), a cryptocurrency mining company, from November 2021 to March 2023; and as Chief Financial Officer and Secretary for Research Solutions, Inc. (NASDAQ: RSSS), a SaaS and content provider in the scientific, technical and medical information space, from October 2011 to October 2021. Earlier in his career, Mr. Urban served as Chief Financial Officer and Senior Vice President of Finance and Accounting for ReachLocal, Inc. (NASDAQ: RLOC), an internet marketing company; and as Vice President of Finance and Treasurer for Infotrieve, Inc., a content provider in the scientific, technical and medical information space. He has been a Certified Public Accountant (currently inactive) since 1998. Mr. Urban received a B.S. in Business, with a concentration in Accounting Theory and Practice, from California State University, Northridge.

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held six meetings during the fiscal year ended December 31, 2024. Our Board of Directors is authorized to, and did, act by written consent during the fiscal year ended December 31, 2024. Each director then serving attended 75% or more of the aggregate of all of the meetings of our Board of Directors and all of the meetings held by all committees of our Board of Directors on which such director served in the fiscal year ended December 31, 2024. While directors periodically attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings. All directors then serving on our Board of Directors attended our 2024 annual meeting of stockholders.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Audit Committee held four meetings, our Compensation Committee held one meeting and our Nominating and Corporate Governance Committee held no meetings during the fiscal year ended December 31, 2024. Our committees are authorized to, and did, act by written consent during the fiscal year ended December 31, 2024. In addition, our Board of Directors designated a Special Committee on August 29, 2021, consisting of Mr. Breen and former directors, Mr. Wendel and Dr. Shrotriya, charged with, among other duties, evaluating the current compliance, compensation, operations and personnel of our company, and determining actions appropriate to address any deficiencies or inefficiencies identified through such evaluation. Our Special Committee has since fulfilled its duties and accordingly, was disbanded effective March 26, 2024.

Our Audit Committee currently consists of Mr. Casamento (Chairman), Ms. Kramer and Mr. Ritter. Our Board of Directors has determined that all current and prospective members of our Audit Committee are independent under the Nasdaq listing rules and Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has determined that Mr. Casamento is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are to oversee on behalf of our Board of Directors, (i) our accounting and financial reporting processes and the integrity of our financial statements, (ii) the audits of our financial statements and the appointment, compensation, qualifications, independence and performance of our independent auditors, (iii) our compliance with legal and regulatory requirements, and (iv) the performance of our internal audit function, internal accounting controls, disclosure controls and procedures and internal control over financial reporting. The role and responsibilities of our Audit Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on January 28, 2021, which is available on our website located at www.gtbiopharma.com.

Our Compensation Committee currently consists of Mr. Ritter (Chairman), Mr. Casamento and Ms. Kramer. The primary purposes of our Compensation Committee are to (i) determine, or recommend to our Board of Directors for determination, the compensation of our chief executive officer and all other executive officers, (ii) make recommendations to our Board of Directors with respect to compensation of our non-employee directors, (iii) make recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans that are subject to board approval, (iv) exercise oversight with respect to our compensation philosophy, incentive compensation plans, equity-based plans and other compensation plans covering executive officers and senior management, (v) review and discuss with management, to the extent applicable, our Compensation Discussion & Analysis required by SEC rules to be included in our proxy statement and annual report on Form 10-K, and (vi) to the extent applicable, produce the annual compensation committee report for inclusion in our proxy statement and annual report on Form 10-K, as applicable. The role and responsibilities of our Compensation Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on January 28, 2021, which is available on our website located at www.gtbiopharma.com.

The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options, restricted stock awards and other incentive awards to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and incentive grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nominating and Corporate Governance Committee currently consists of Ms. Kramer (Chairman), Messrs. Casamento and Ritter. The primary purposes of our Nominating and Corporate Governance Committee are to (i) identify and select, or recommend to the board for selection, the individuals qualified to serve on our Board of Directors (consistent with criteria that our Board of Directors has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on our Board of Directors, (ii) develop, recommend to our Board of Directors, and assess our corporate governance policies and (iii) oversee the evaluation of our Board of Directors. The role and responsibilities of our Nominating and Corporate Governance Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on January 28, 2021, which is available on our website located at www.gtbiopharma.com.

Our Nominating and Corporate Governance Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources — members of our Board of Directors; our executives; individuals personally known to the members of our Board of Directors; and other research. Our Nominating and Corporate Governance Committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

A stockholder of our company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee the information required under our Amended and Restated Bylaws and any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended. The recommendation should be addressed to our Secretary.

Among other matters, our Nominating and Corporate Governance Committee:

1.	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;

2.	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

3.	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

4.	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Nominating and Corporate Governance Committee recommended for nomination and our Board of Directors nominated, Messrs. Breen, Casamento, and Ritter and Ms. Kramer for election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of our 2026 Annual Meeting.

Code of Conduct and Ethics. We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.gtbiopharma.com/governance-docs/. If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Role in Risk Oversight. Mr. Breen serves as our Executive Chairman of the Board and Chief Executive Officer. We believe that combining the role of Chairman of the Board and Chief Executive Officer is appropriate to provide the authority necessary for Mr. Breen to effectively lead our company through its current phase of growth. Our Board of Directors plays an active role, as a whole and at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity, operations and cybersecurity, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nominating and Corporate Governance Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Board Diversity. Of our total number of four directors, we have one female director. Our Board of Directors has adopted a Board Diversity Policy with respect to its efforts in cultivating a board of directors with diversity, including diversity of expertise, experience, background and gender. To implement and review the effectiveness of our diversity policy, our Nominating and Governance Committee reviews the appropriate skills and characteristics of members of our Board of Directors in the context of its then current composition, and is committed to identifying, recruiting and advancing candidates offering diversity in future searches.

Policy on Trading, Pledging and Hedging of Company Stock. Our Insider Trading Policy prohibits our executive officers, the non-employee members of our board of directors and certain other employees from engaging in selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”) and buying or selling puts, calls, other derivative securities of our company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities.

As of the date of this proxy statement, none of our executive officers or non-employee directors have previously engaged in any hedging or pledging transaction involving our securities.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@gtbiopharma.com or by telephoning the Chief Financial Officer at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of four members: Messrs. Breen, Casamento and Ritter and Ms. Kramer. Each director serves until our next annual meeting and until his or her successor is duly elected and qualified. Our Board of Directors has determined that Messrs. Casamento and Ritter and Ms. Kramer are independent directors as that term is defined in the applicable rules for companies traded on The Nasdaq Stock Market. Messrs. Casamento and Ritter and Ms. Kramer are each members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board of Directors.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

The Audit Committee currently operates under a revised written charter that was approved by the Board of Directors effective January 28, 2021. For the fiscal year ended December 31, 2024, the Audit Committee has performed, or has confirmed that the Board of Directors has performed, the duties of the Audit Committee, which is responsible for providing objective oversight of internal controls and financial reporting processes.

In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2024, the Audit Committee:

●	Reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and Weinberg & Company, P.A., or the Auditors, the Company’s independent auditors;

●	Discussed with the Auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

●	Received written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors their independence.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the Auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Company’s consolidated financial statements have been carried out in accordance with generally accepted auditing standards, that the consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s Auditors are in fact “independent.”

Based on the Audit Committee’s review of the audited financial statements and discussions with management and the Auditors, the Audit Committee approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Charles J. Casamento

Hilary Kramer

Andrew J. Ritter

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

PROPOSAL NO. 2

INDEPENDENT ACCOUNTANTS

Proposal No. 2 is the ratification of the firm of Weinberg & Company, P.A., or Weinberg, as our independent accountants for the year ending December 31, 2025. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Weinberg as our independent public accountant for the current fiscal year ending December 31, 2025. Representatives of Weinberg are not expected to be present at the Annual Meeting. However, if a representative is present, they will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Weinberg as our auditors for the current fiscal year, Weinberg will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue Weinberg’s engagement as our auditors for the fiscal year ending December 31, 2025.

Weinberg is our principal independent public accounting firm. All audit work was performed by the full-time employees of Weinberg. Our Audit Committee approves in advance all services performed by Weinberg, has considered whether the provision of non-audit services is compatible with maintaining Weinberg’s independence, and has approved such services. We engaged Weinberg as our independent public accounting firm on or around December 31, 2020.

The following table presents the aggregate fees for professional audit services and other services rendered by Weinberg in the fiscal years ended December 31, 2024 and 2023.

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$199,925	$185,828
Audit Related Fees	-	-
Tax Fees	28,489	39,907
All Other Fees	-	-
Total	$228,414	$225,735

Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees consists of amounts billed for services other than those noted above.

The audit committee of our board of directors has considered whether the provision of the services described above for the fiscal years ended December 31, 2024 and 2023, is compatible with maintaining the auditor’s independence.

All audit and non-audit services that may be provided by our principal accountant to us shall require pre-approval by the audit committee of our board of directors. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT ACCOUNTANTS.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. Proposal No. 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVES.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation for the last two fiscal years awarded to, earned by, or paid to our Chief Executive Officer (principal executive officer) and our two most highly compensated executive officers other than our CEO who were either serving as executive officers at the end of our last completed fiscal year or for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends. Proportionate adjustments were made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options for the Company’s Common Stock and to the number of shares of Common Stock reserved for future issuance pursuant to the 2022 Plan to give effect to the one-for-thirty reverse stock split effected in February 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)		All Other Compensation ($)		Total ($)
Michael Breen	2024	556,200	417,150	-		-		213,622	(3)	1,186,972
Chairman, Chief Executive Officer, and President	2023	556,200	312,863	57,600	(6)	425,000	(7)	174,171	(3)	1,525,834

Alan Urban	2024	218,750	87,500	-		40,681	(8)	30,851	(4)	377,782
Chief Financial Officer	2023	-	-	-		-		-		-

Manu Ohri	2024	203,540	-	-		-		104,264	(5)	307,804
Former Chief Financial Officer	2023	432,000	172,800	57,600	(9)	425,000	(10)	42,271	(5)	1,129,671

(1)	The amounts in this column represent the aggregate grant date fair value of restricted stock awards, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. We determine the grant date fair value of the awards by multiplying the number of units granted by the closing market price of one share of our Common Stock on the award grant date. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or the sale of the Common Stock awards.

(2)	This column represents option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 1 of our financial statements in the Annual Report. These amounts do not correspond to the actual value that will be recognized by the named executives from these awards.

(3)	Other compensation for 2024 includes $131,374 in paid time off payout, $60,000 in medical insurance, life insurance and long-term disability insurance premiums, and $22,248 in employer pension contributions. Other compensation for 2023 includes $128,833 in medical insurance, life insurance and long-term disability insurance premiums, and $45,338 in employer pension contributions.

(4)	Other compensation for 2024 includes $22,453 in medical insurance premiums, and $8,398 employer 401(k) contributions.

(5)	Other compensation for 2024 includes $78,300 in paid time off payout, and $25,964 in medical insurance premiums, life insurance and long-term disability insurance premiums, and medical expense reimbursements. Other compensation for 2023 includes $42,271 in medical insurance, life insurance and long-term disability insurance premiums, medical expense reimbursements and employer 401(k) contributions.

(6)	Represents the aggregate grant date fair value 6,666 shares of our Common Stock issued on August 11, 2023 at a closing market price of $8.70 per share as compensation for service as our Interim Chief Executive Officer.

(7)	Represents the aggregate grant date fair value of options to purchase 16,666 shares of Common Stock issued on January 27, 2023, with 1/12th of the shares vesting on the monthly anniversary of January 1, 2023 as compensation for service on our Board of Directors.

(8)	Represents the aggregate grant date fair value of options to purchase 23,335 shares of Common Stock issued on October 17, 2024, with 1/36th of the shares vesting on the monthly anniversary of June 3, 2024 until fully vested, subject to acceleration

(9)	Represents the aggregate grant date fair value 6,666 shares of our Common Stock issued on August 11, 2023 at a closing market price of $8.70 per share.

(10)	Represents the aggregate grant date fair value of options to purchase 16,666 shares of Common Stock issued on January 27, 2023, with 1/12th of the shares vesting on the monthly anniversary of January 1, 2023.

Narrative to Summary Compensation Table

For the years ended December 31, 2024 and 2023, the compensation program for our named executive officers consisted of base salary and incentive compensation delivered in the form of cash bonuses and equity awards. Base salary was set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Cash bonuses and equity awards were also set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance, in accordance with the employment or similar agreement with the executive. we grant all equity awards under the terms of our 2022 Plan. Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of stock option or equity grant dates. All stock options are granted with an exercise price per share that is no less than the fair market value of our Common Stock on the date of grant of such award.

We also provide benefits to our named executive officers on the same basis as we provide benefits our employees, including health, dental and vision insurance.

Agreements with Named Executive Officers

Michael Breen, Chairman, Chief Executive Officer, and President

On December 31, 2021, the Company entered into a one-year, annually renewable executive services agreement with Mr. Breen, effective November 8, 2021, and amended on June 17, 2022 and February 20, 2023. Under the terms of the amended executive services agreement, Mr. Breen will receive an annual base salary of $556,200, reimbursement for executive life insurance premiums, a pension contribution equal to 4% of Mr. Breen’s gross annual salary, and right to receive any benefit and participate in any benefit plan generally available to the most senior level of employees of the Company. On April 29, 2025 Mr. Breen’s executive services agreement was extended for a period of two years. On May 22, 2025 Mr. Breen’s annual base salary was increased to $584,010 effective January 1, 2024, and $613,211 effective January 1, 2025. Mr. Breen is eligible to participate in our performance bonus plan or as otherwise determined by our Compensation Committee, with a target annual bonus of 75% of his annual base salary with a minimum guaranteed performance bonus of 25% of base salary.

Upon the termination of Mr. Breen’s services for any reason, Mr. Breen will receive his accrued but unpaid salary and vacation pay through the date of termination and any other benefits accrued to him under any benefit plans outstanding at such time, and the reimbursement of documented, unreimbursed expenses incurred prior to such date. Upon our termination of Mr. Breen’s services without cause (as defined in the his services agreement) or upon Mr. Breen’s termination of his employment for good reason (as defined in his services agreement) prior to the end of the term of his services agreement, Mr. Breen shall also receive (i) a lump sum payment equal to the greater of the amount of his annual base salary (at the then-current rate) that he would have earned through the end of the term of the agreement, and 50% of his annual base salary, plus (ii) a lump sum payment equal to the greater of the bonus paid or payable to Mr. Breen for the immediately preceding year, and the target bonus under our performance bonus plan, if any, in effect during the immediately preceding year, plus (iii) monthly reimbursement for the cost of medical, life and disability insurance coverage at a level equivalent to that provided by our company for a period of the earlier of (a) one year and (b) the time Mr. Breen begins alternative services wherein said insurance coverage is available and offered to Mr. Breen. Mr. Breen will also be designated for election to our Board of Directors during the term of his services agreement.

Alan Urban, Chief Financial Officer

On June 7, 2024, the Company entered into an Employment Agreement with Mr. Urban (the “Employment Agreement”). The Employment Agreement is effective from June 3, 2024 (the “Effective Date”) and shall continue for a period of one year. The Employment Agreement shall automatically renew for successive one-year periods unless and until either party provides sixty (60) days’ advance written notice prior to applicable renewal term. Pursuant to the Employment Agreement, Mr. Urban will receive an annual base salary of $375,000 and is eligible to earn an annual discretionary bonus of up to 40% of his annual base salary each calendar year during the term, subject to the achievement of applicable Company and individual performance goals, as determined in the Company’s sole discretion. On May 22, 2025, Mr. Urban’s annual base salary was increased to $393,750 effective January 1, 2025. Mr. Urban is eligible to receive a stock award of the Registrant’s Common Stock following the three months after the Effective Date. The Employment Agreement further provides that Mr. Urban will be eligible to receive any benefit and participate in any benefit plan generally available to employees of the Company.

The Company may terminate the Employment Agreement without Cause (as such term is defined in the Employment Agreement) at any time and Mr. Urban may terminate his employment for Good Reason (as such term is defined in the Employment Agreement) at any time. Upon a termination of Mr. Urban’s employment by the Company without Cause or by Mr. Urban for Good Reason, Mr. Urban will be entitled to receive (i) for a termination or resignation that occurs during the first six months following the Effective Date, a cash severance equal to two (2) months of Mr. Urban’s then current Annual Base Salary (as such term is defined in the Employment Agreement) or (ii) for a termination or resignation that occurs any time thereafter, a cash severance equal to five (5) months of Mr. Urban’s then current Annual Base Salary, in either case less deductions and withholding required by law, payable in a lump sum within seventy (70) days of the termination of employment (or such shorter period as may allow the severance payment to be exempt from Code Section 409A). Upon a termination of Mr. Urban’s employment by the Company for Cause or by Mr. Urban without Good Reason, Mr. Urban will be entitled to the Accrued Amounts (as such term is defined in the Employment Agreement). The Employment Agreement also contains certain non-disclosure covenants that apply during his employment and thereafter.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding unexercised stock options for each named executive officer as of December 31, 2024.

Name	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date
Michael Breen	1,666	(1)	-		74.40	7/14/2032
	16,666	(1)	-		25.50	1/27/2033
Alan Urban	4,537	(2)	18,798	(2)	2.11	10/17/2034

Manu Ohri	—		—		—	—

(1)	Consists of options granted to Mr. Breen as compensation for service on our Board of Directors.

(2)	Consists of options granted to Mr. Urban that vest as follows: 1/36th of the shares vest on the monthly anniversary of June 3, 2024 until fully vested, subject to acceleration.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEO(3)	Average Compensation Actually paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss (In Thousands)(6)
2024	$1,186,972	$1,186,972	$377,782	$394,168	$3.25	$13,162
2023	$1,525,834	$1,258,279	$1,129,671	$862,116	$8.15	$7,597
2022	$1,892,293	$1,498,165	$944,544	$1,029,311	$28.31	$20,884

(1)	The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table for each of 2024, 2023, and 2022 for Mr. Breen, our Chief Executive Officer (our principal executive officer (PEO) from and after March 2, 2022).

(2)	The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO
2024	$1,186,972	$—	$—	$1,186,972
2023	$1,525,834	$482,600	$215,045	$1,258,279
2022	$1,892,293	$800,584	$406,456	$1,498,165

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock awards” and “Option awards” columns in the Summary Compensation Table for the applicable year.

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2024	$—	$—	$—	$—	$—
2023	$10,641	$—	$204,404	$—	$215,045
2022	$10,265	$(25,072)	$997,908	$(576,645)	$406,456

(3)	The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. Mr. Urban is the only NEO included for purposes of calculating the average amounts in 2024, and Mr. Ohri is the only NEO included for purposes of calculating the average amounts in 2023 and 2022.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$377,782	$40,681	$57,067	$394,168
2023	$1,129,671	$482,600	$215,045	$862,116
2022	$944,544	$448,515	$533,282	$1,029,311

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
2024	$49,157	$—	$7,910	$—	$57,067
2023	$10,641	$—	$204,404	$—	$215,045
2022	$97,175	$—	$436,107	$—	$533,282

(5)	Cumulative total stockholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period, by the Company’s share price at the beginning of the measurement period. Represents the value on the last trading day of each of 2024, 2023 and 2022 of an investment of $100 in our Common Stock on the last trading day of 2021.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year.

Analysis of Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following narrative disclosure regarding the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative Total Stockholder Return

During fiscal 2023 and 2024, compensation actually paid to our PEO decreased from $1,258,279 in fiscal 2023 to $1,186,972 in fiscal 2024, and average compensation actually paid to our named executive officers other than our PEO decreased from $862,116 in fiscal 2023 to $394,168 in fiscal 2024. During fiscal 2022 and 2023, compensation actually paid to our PEO decreased from $1,498,165 in fiscal 2022 to $1,258,279 in fiscal 2023, and average compensation actually paid to our named executive officers other than our PEO decreased from $1,029,311 in fiscal 2022 to 862,116 in fiscal 2023.

Over the same period, the value of an investment of $100 in our Common Stock on the last trading day of 2021 decreased by $71.69 to $28.31 during fiscal 2022, further decreased by $20.16 to $8.15 during fiscal 2023, and further decreased by $4.90 to $3.25 during fiscal 2024, for a total decrease from fiscal 2022 through fiscal 2024 of $96.75.

Compensation Actually Paid and Net Loss

During fiscal 2023 and 2024, compensation actually paid to our PEO decreased from $1,258,279 in fiscal 2023 to $1,186,972 in fiscal 2024, and average compensation actually paid to our named executive officers other than our PEO decreased from $862,116 in fiscal 2023 to $394,168 in fiscal 2024. During fiscal 2022 and 2023, compensation actually paid to our PEO decreased from $1,498,165 in fiscal 2022 to $1,258,279 in fiscal 2023, and average compensation actually paid to our named executive officers other than our PEO decreased from $1,029,311 in fiscal 2022 to 862,116 in fiscal 2023.

Over the same period, our net loss increased by $5,565,000 during fiscal 2024 (from a net loss in fiscal 2023 of $7,597,000 to a net loss in fiscal 2024 of $12,162,000), and decreased by $13,287,000 during fiscal 2023 (from a net loss in fiscal 2022 of $20,884,000 to a net loss in fiscal 2023 of $7,597,000).

Director Compensation

The following table presents information regarding compensation awarded or paid to our non-employee directors for our fiscal year ended December 31, 2024 for the services rendered by them to the Company in all capacities.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Rajesh Shrotriya, M.D. (1)	81,000	-	-	81,000
Bruce Wendel (2)	81,000	-	-	81,000
Charles J. Casamento	65,000	-	-	65,000

(1)	On May 12, 2025, Dr. Shrotriya resigned as a member of the Board and all committees thereof.

(2)	On May 7, 2025, Mr. Wendel resigned as a member of the Board and all committees thereof.

During fiscal 2024, our non-employee directors received annual cash compensation in the amount of $50,000 for service on our Board of Directors, and annual compensation of $5,000 per committee for service on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Non-employee members of the Special Committee of our Board of Directors also received a monthly fee of $8,000 for service on the Special committee for the months of January and February 2024.

In January 2024, the Compensation Committee retained the services of Pearl Meyer & Partners, LLC, or Pearl Meyer, as its external compensation consultant to advise on board compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for members of our Board of Directors. Pearl Meyer reports directly to our Compensation Committee. Prior to engaging Pearl Meyer, our Compensation Committee assessed its independence consistent with Nasdaq listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.

Indemnification of Directors and Executive Officers and Limitation of Liability

We have entered into indemnification agreements with each of our current directors and certain key employees. The indemnification agreements, our restated certificate of incorporation and Amended Restated Bylaws require us to indemnify our current and former directors and officers to the fullest extent permitted by Delaware law.

PROPOSAL NO. 4

APPROVAL PURSUANT TO NASDAQ LISTING RULE 5635 OF THE ISSUANCE OF 19.99% OR MORE OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK IN CONNECTION WITH (A) THE SECURITIES PURCHASE AGREEMENT, INCLUDING THE SHARES ISSUABLE UPON CONVERSION OF SHARES OF SERIES L PREFERRED STOCK AND EXERCISE OF THE WARRANTS OR (B) THE COMMON SHARES PURCHASE AGREEMENT

Proposal No. 4 is asking stockholders to approve the issuance of shares of 19.99% or more of the Company’s outstanding shares of Common Stock in connection with (a) the Securities Purchase Agreement, including the shares issuable upon conversion of shares of Series L Preferred Stock and exercise of the Warrants, or (b) the Common Shares Purchase Agreement, to the extent such conversion, exercise or issuance would result in the holders of such shares of Series L Preferred Stock, Warrants or Common Stock beneficially owning securities representing more than 19.99% of our outstanding Common Stock (the “Beneficial Ownership Limitation”) immediately following such conversion, exercise or issuance, or would result in the aggregate number of shares of Common Stock issued pursuant to the Securities Purchase Agreement and the Common Shares Purchase Agreement as described below to exceed 507,025 (the “Exchange Cap”). Stockholder approval pursuant to Nasdaq Listing Rule 5635 is required to permit such issuances, conversions and exercises in excess of the Beneficial Ownership Limitation and the Exchange Cap.

Background

Securities Purchase Agreement

On May 12, 2025, the Company entered into the Securities Purchase Agreement, as amended on May 22, 2025 with the purchasers identified therein (the “Private Placement Investors”), whereby we agreed to issue and sell to the Private Placement Investors (i) up to 6,612 shares of the Company’s Series L Preferred Stock, (ii) the Common Stock Warrants, and (iii) the Vesting Warrants, with an aggregate stated value of $6,611,111.00, for an aggregate purchase price of $5,950,000.00, the conversion or exercise, as applicable, subject to the Beneficial Ownership Limitation and the Exchange Cap (the transactions contemplated by the Securities Purchase Agreement, the “Private Placement”).

Pursuant to the Securities Purchase Agreement, each Private Placement Investor may elect to purchase shares of Series L Preferred Stock with an aggregate stated value of up to $24,018,349 (the “Greenshoe Rights”) for an aggregate purchase price of $21,616,514, subject to adjustments, as further described in the Securities Purchase Agreement. Each Private Placement Investor is entitled to exercise its respective Greenshoe Rights for an amount of Series L Preferred Stock equal to the ratio of such Private Placement Investor’s original subscription amount to the original aggregate subscription amount of all Private Placement Investors.

On May 12, 2025, in connection with the Private Placement, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series L 10% Convertible Preferred Stock (the “Certificate of Designations”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which established the designations, preferences, powers and rights of the Series L Preferred Stock. On May 22, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Increase (the “Certificate of Increase”) increasing the shares of Series L Preferred Stock as designated in the Certificate of Designations from 28,056 shares to 30,630 shares.

The Certificate of Designations and the Warrants each include provisions that prevent the Private Placement Investors and their affiliates, until stockholder approval is obtained in accordance with applicable Nasdaq Listing Rules, from converting the shares of Preferred Stock or exercising their Warrants, as applicable, to the extent such action would result in the Private Placement Investors beneficially owning shares of Common Stock in excess of the Beneficial Ownership Limitation and the Exchange Cap. A copy of the Certificate of Designations and form of Warrants are filed as exhibits to our Current Report on Form 8-K that we filed with the SEC on May 13, 2025. A copy of the Certificate of Increase is filed as an exhibit to our Current Report on Form 8-K that we filed with the SEC on May 27, 2025.

Common Shares Purchase Agreement

On May 14, 2025, the Company entered into the Common Shares Purchase Agreement with the purchasers identified therein (the “Facility Investors,” and together with the Private Placement Investors, the “Investors”) relating to a committed equity facility (the “Facility”). Pursuant to the Common Shares Purchase Agreement, the Company has the right from time to time at its option to sell to the Facility Investors up to $20 million of its Common Stock, subject to certain conditions and limitations set forth in the Common Stock Purchase Agreement, including the Beneficial Ownership Limitation and the Exchange Cap.

Sales of shares of Common Stock to the Facility Investors under the Common Shares Purchase Agreement, and the timing of any sales, will be determined by the Company from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company regarding the use of proceeds of such shares of Common Stock. The net proceeds from any sales under the Common Shares Purchase Agreement will depend on the frequency with, and prices at, which the shares of Common Stock are sold to the Facility Investors.

The purchase price of the shares of Common Stock that the Company elects to sell to the Facility Investors pursuant to the Common Shares Purchase Agreement will be 93% of the volume weighted average price of the shares of Common Stock during the applicable purchase date on which the Company has timely delivered written notice to the Facility Investors directing them to purchase shares of Common Stock under the Common Shares Purchase Agreement.

In connection with the execution of the Common Shares Purchase Agreement, the Company agreed to issue to the Facility Investors pre-funded warrants to purchase an aggregate 300,000 shares of Common Stock (the “Pre-Funded Warrants”) as consideration for their irrevocable commitment to purchase the shares of Common Stock upon the terms and subject to the satisfaction of the conditions set forth in the Common Shares Purchase Agreement.

A copy of the form of Pre-Funded Warrants is filed as an exhibit to our Quarterly Report on Form 10-Q that we filed with the SEC on May 15, 2025.

Series L Preferred Stock

The terms of the Series L Preferred Stock are as set forth in the Certificate of Designations, which was filed with and became effective with the Secretary of State for the State of Delaware on May 12, 2025. The Certificate of Designations was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on May 13, 2025 and is incorporated herein by reference. The Certificate of Increase was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on May 27, 2025 and is incorporated herein by reference.

Ranking. The Series L Preferred Stock ranks senior to all shares of capital stock of the Company, as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

Dividends. The Series L Preferred Stock bears dividends at a per annum rate of 10%, and 12% per annum thereafter (subject to increase upon certain events as described in the Certificate of Designations), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (each as defined in the Certificate of Designations) in cash or in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or a combination thereof (the dollar amount to be paid in shares of Common Stock, the “Dividend Share Amount”). The form of dividend payments to each holder will be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions (as defined in the Certificate of Designations) have not been met during the 10 consecutive trading days immediately prior to the applicable dividend payment date (the “Dividend Notice Period”), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Company, in cash or shares of Common Stock which shall be valued at the Dividend Conversion Rate (as defined in the Certificate of Designations), (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued at the Dividend Conversion Rate, (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement (as defined in the Certificate of Designations) has been waived by such holder (provided that the other Equity Conditions have been met during the Dividend Notice Period), as to such holder only, in unregistered shares of Common Stock which shall be valued at the Dividend Conversion Rate, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then, at the election of such Holder, such dividends shall accrue to the next Dividend Payment Date or shall be accreted to, and increase, the outstanding Stated Value (as defined in the Certificate of Designations).

Conversion. Each share of Series L Preferred Stock will be convertible, at any time and from time to time from and after the Original Issue Date at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap) determined by dividing the Stated Value of such share of Series L Preferred Stock by the Conversion Price (as defined below). The Conversion Price for the Series L Preferred Stock will equal $2.043, subject to adjustment as described in the Certificate of Designations (the “Conversion Price”); provided that upon each exercise of a Greenshoe Right pursuant to the Securities Purchase Agreement in the event that 90% of the arithmetic average of the five lowest trading prices during the 10 trading days immediately prior to such exercise of a Greenshoe Right is less than the then Conversion Price (each such price, the “Adjusted Price”), the Conversion Price shall thereafter be reduced to equal the Adjusted Price, subject to further adjustment hereunder, provided further that the reduced Adjusted Price shall in all events be subject to a floor of $0.454 (the “Floor Price”) (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the Original Issue Date and provided that if the Adjusted Price is less than the Floor Price, the Adjusted Price will equal the Floor Price).

Voting Rights. The shares of Series L Preferred Stock have no voting rights. However, as long as any shares of Series L Preferred Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series L Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series L Preferred Stock or alter or amend the Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined below) senior to, or otherwise pari passu with, the Series L Preferred Stock, (c) amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders, (d) increase the number of authorized shares of Series L Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the holders will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the Certificate of Designations, for each share of Series L Preferred Stock before any distribution or payment shall be made to the holders of any securities junior to the Series L Preferred Stock, and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders will be ratably distributed among the holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Warrants

Pursuant to the Securities Purchase Agreement, each Private Placement Investor was issued (i) a Common Stock Warrant, each to purchase up to a number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon conversion of the shares of the Series L Preferred Shares issued to such Private Placement Investor and (ii) a Vesting Warrant (the exercisability of which shall vest ratably from time to time in proportion to the Private Placement Investor’s (or its permitted assigns’) exercise of such Private Placement Investor’s Greenshoe Rights pursuant to Section 2.4 of the Securities Purchase Agreement), each to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares (as defined in the Securities Purchase Agreement) applicable to such Private Placement Investor, in accordance with the Securities Purchase Agreement. The Common Stock Warrants have an initial exercise price of $2.043 per share, and are exercisable, subject to the Beneficial Ownership Limitation and the Exchange Cap, immediately upon issuance and have a term of exercise equal to five years. The Vesting Warrants have an initial exercise price of $2.043 per share, and are exercisable subject to certain vesting limitations and the Beneficial Ownership Limitation and the Exchange Cap, and have a term of exercise equal to five years from the date that the applicable warrant shares vest.

Registration Rights Agreement

In connection with our entry into the Securities Purchase Agreement, on May 12, 2025, we entered into a registration rights agreement with the Private Placement Investors (the “Registration Rights Agreement”), pursuant to which we agreed to file a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the Series L Preferred Stock and upon exercise of the Warrants not later than 30 calendar days after May 12, 2025 and after each closing of the exercise of a Greenshoe Right in accordance with the Securities Purchase Agreement, to become effective no later than 90 days after filing.

Pursuant to the Common Shares Purchase Agreement, the Company agreed to file a resale registration statement with respect to the public resale of the shares of Common Stock issuable under the Common Shares Purchase Agreement not later than 20 trading days after May 14, 2025, and the Company will use its commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as reasonably practicable following its filing.

Voting Agreement

Pursuant to the Securities Purchase Agreement, the Company agreed to hold a meeting of its stockholders at the earliest practical date after the execution of the Securities Purchase Agreement for the purpose of obtaining stockholder approval of Proposal No. 4. In connection with Proposal No. 4, all of the Company’s officers and directors (each a “Voting Agreement Party”) entered into a Voting Agreement pursuant to which each Voting Agreement Party agreed to vote all shares of voting stock over which the Voting Agreement Party has voting control in favor of Proposal No. 4.

Reason for Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under each of the Securities Purchase Agreement and the Common Shares Purchase Agreement, we are seeking stockholder approval of this proposal.

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock and such ownership or voting power would be the company’s largest ownership position. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule and does not necessarily constitute a “change of control” for purposes of Delaware law or our organizational documents. Our Board determined that the transactions contemplated by each of the Securities Purchase Agreement and the Common Shares Purchase Agreement, and the issuance of the securities thereunder were in the best interests of our Company and its stockholders.

Additionally, under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance in a transaction, other than a public offering as defined in Nasdaq Listing Rule IM-5635-3, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by officers, directors or certain stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)). Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Effect of Approval

If Proposal No. 4 is approved, (i) all shares of Series L Preferred Stock held by the Private Placement Investors will, at the election of the Private Placement Investors, initially be convertible into an aggregate of 3,235,978 shares of Common Stock, without restriction by the Beneficial Ownership Limitation or the Exchange Cap, (ii) the Private Placement Investors will have the ability to acquire up to 3,235,978 shares of Common Stock by exercising the Common Stock Warrants, and (iii) all shares of Common Stock issuable under the Common Shares Purchase Agreement to the Facility Investors can be issued, at the election of the Company and subject to the terms of the Common Shares Purchase Agreement.

If Proposal No. 4 is approved, based on 3,147,995 shares outstanding as of May 30, 2025 (and assuming that no Warrants have been exercised), the Investors would hold, as of May 30, 2025, 51% of the voting power of the Company and 71% of the beneficial ownership of the Company, without any restriction of the Beneficial Ownership Limitation or the Exchange Cap. If Proposal No. 4 is approved, based on shares outstanding as of May 30, 2025 (and assuming that all Common Stock Warrants have been exercised solely for cash), the Investors would hold, as of May 30, 2025, 67% of the voting power of the Company and 71% of the beneficial ownership of the Company.

Consequences if Stockholder Approval Is Not Obtained

If our stockholders do not approve Proposal No. 4 at the Annual Meeting, the Investors will not be able to convert their shares of Series L Preferred Stock or exercise the Warrants and the Company will not be able to issue shares of Common Stock in excess of the Beneficial Ownership Limitation or the Exchange Cap. Additionally, if our stockholders do not approve this proposal, the Company will be required to call a meeting every four months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Preferred Stock is no longer outstanding.

Required Vote

Proposal No. 4 will be adopted if a majority of the votes cast at the Annual Meeting affirmatively vote in favor of this proposal. Consequently, abstentions and broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ISSUANCE PROPOSAL.

PROPOSAL NO. 5

APPROVAL OF AMENDMENT NO. 1 TO THE 2022 PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR FUTURE AWARDS THEREUNDER BY 583,334 SHARES

Stockholders are being asked to approve the Plan Amendment to increase the number of shares available for future awards under the 2022 Plan by 583,334 shares of Common Stock.

Summary; Reasons for the Plan Amendment

The 2022 Plan was approved by our stockholders at the Company’s annual meeting of stockholders held on June 8, 2022. As of May 30, 2025, the maximum aggregate number of shares of Common Stock which may be subject to or delivered under awards granted under the 2022 Plan was 166,666 shares authorized for issuance under the 2022 Plan. In addition, any shares subject to existing or future awards under the 2022 Plan that are canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) become available for future grant under the 2022 Plan on a one-for-one basis. As of May 30, 2025, of the 166,666 shares of Common Stock the Company has determined are authorized for issuance under the 2022 Plan, 25,934 shares have been granted and issued, 124,600 shares are subject to outstanding awards granted under the 2022 Plan and 16,132 shares are available for future grants.

Our Board desires to amend the 2022 Plan to increase the shares authorized for issuance thereunder by 583,334 shares and has approved Amendment No. 1 to the 2022 Plan attached hereto as Appendix A (the “Plan Amendment”) to effect such increase. Our Board believes that the approval of the Plan Amendment is necessary in order to allow us to continue to utilize equity awards to attract, retain, and motivate the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our stockholders.

If the Plan Amendment is approved by the Company’s stockholders at the Annual Meeting, as of July 24, 2025, or any adjournment or postponement thereof, the 2022 Plan would have a total of 750,000 shares authorized for issuance thereunder and 599,466 shares available for future grants with the number of shares available for future grants to be reduced by the number of shares that are subject to issuance pursuant to awards granted during the period commencing on May 30, 2025 and ending on the date Proposal No. 5 is approved by the Company’s stockholders (the “Interim Period”), and increased by the number of shares subject to awards granted under the 2022 Plan and existing on May 30, 2025, that are canceled, expired, settled in cash, or forfeited for any reason during the Interim Period.

Dilution

The table below represents our potential “overhang” based on the number of our shares of Common Stock and stock options subject to outstanding awards under the 2022 Plan as of May 30, 2025, and our request for approval of 583,334 additional shares of Common Stock to be authorized for issuance pursuant to the 2022 Plan. Our Board believes that the increase in shares of Common Stock available under the 2022 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an important component of our overall compensation program. Although the use of equity is an important part of our compensation program, we are mindful of our responsibility to our stockholders in granting equity awards.

	Shares	“Overhang” percent (1)
USE OF STOCK IN THE 2022 PLAN
Shares granted and issued since June 8, 2022	25,934	0.8%
Shares currently outstanding:
Options (2)	124,600	4.0%

Shares remaining available under the 2022 Plan	16,132	0.5%

Total authorized under the 2022 Plan	166,666	5.3%

Proposed additional shares	583,334	18.5%

Total potential “Overhang”	750,000	23.8%

(1) Overhang is calculated for purposes of this presentation as the number of shares of the type that are issuable upon exercise or potentially issuable in the future under option agreements divided by the 3,147,995 shares of Common Stock outstanding at May 30, 2025.

(2) Our outstanding options have exercise prices between $2.11 and $74.40 per share of Common Stock.

Plan Benefits

The issuance of any awards under the 2022 Plan, will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future. The following table sets forth the awards that were previously granted under the Plan through May 30, 2025 (whether or not outstanding, vested, or forfeited, as applicable) to the persons or groups named below:

Total Number
of
Name and Position	Stock Options
Michael Breen	18,333
Executive Chairman of the Board and Chief Executive Officer
Alan Urban	23,335
Chief Financial Officer
All current executive officers as a group	41,668

All current non-employee directors as a group	16,666

All employees except for executive officers as a group	0

All consultants as a group	14,216

Burn Rate

The following table sets forth information regarding awards granted and the burn rate for each of the last three fiscal years and the average burn rate over the last three fiscal years under the 2022 Plan. For each year, the burn rate has been calculated as the quotient of (1) the sum of all awards granted in a fiscal year, divided by (2) the number of shares of Common Stock outstanding at the end of that fiscal year.

Fiscal Year	(1) Awards Granted	(2) Common Stock Outstanding at December 31st	Burn Rate
2024	23,335	2,234,328	1.0%
2023	96,666	1,380,633	7.0%
2022	63,700	1,090,748	5.8%

		Average burn rate	4.6%

The additional 583,334 shares of Common Stock to be reserved for issuance under the 2022 Plan, if approved, is currently expected to be adequate for grants and awards for approximately three (3) years based on a projection for both directors’ compensation (approximately 388,889 shares) and employee and executive officer compensation (approximately 194,445 shares). Based on such projection, the shares of Common Stock that might be granted during such period would total approximately 22% of outstanding shares of Common Stock as of May 30, 2025. Not all shares granted actually become issued shares of Common Stock.

The Board believes that, to attract, motivate, and retain qualified officers, directors, and employees of the Company, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote the Company’s well-being, it is in the best interests of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Common Stock. Our future success will be based on a combination of dedicated and competent management and personnel. The Board believes that the additional 583,334 shares to be reserved for issuance under the 2022 Plan will ensure the Company’s ability to retain and have access to qualified individuals.

Description of the 2022 Plan and the Proposed Amendment

The following summary of certain features of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which was filed as Appendix A to our Definitive Proxy Statement filed with the SEC on April 29, 2022.

In General

Under the terms of the 2022 Plan, employees and officers of the Company are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code, stock appreciation rights (“SARs”), restricted stock, restricted stock units and performance units and performance shares. In addition, directors of the Company are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and all other types of awards pursuant to the terms of the 2022 Plan. Generally, no consideration is received by us upon the grant of any options or awards; however, we will receive consideration upon the exercise of any options. To date, the only forms of awards under the 2022 Plan have been Incentive Options and Nonqualified Options. The 2022 Plan is administered by the Compensation Committee. As of May 30, 2025, approximately 1 employee, four non-employee directors, and four consultants were eligible to participate in the 2022 Plan; however, awards are granted only to such officers, directors, employees and consultants of the Company as the Compensation Committee selects from time to time in its sole discretion.

The 2022 Plan currently provides that the maximum number of shares of Common Stock issuable under the 2022 Plan is 166,666 and as of May 30, 2025, there were only 16,132 shares remaining available for grant to persons participating in the 2022 Plan. The proposed amendment would increase the number of shares of Common Stock reserved for issuance under the 2022 Plan to a total of 583,334 shares, thereby providing an aggregate of 599,466 shares available for future grants to persons participating in the 2022 Plan.

Incentive Options are generally exercisable for a period of up to ten years from the grant date and the exercise price may not be less than the fair market value of the Common Stock on the grant date. The fair market value of a share of Common Stock was $[●] as of May 30, 2025.

Options (whether Incentive Options or Nonqualified Options) granted under the 2022 Plan may be exercised for the period of time stated in his or her option agreement, after the termination of service of an employee, director or consultant. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee, as well as other types of consideration permitted by applicable law.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2022 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of Common Stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Required Vote

Proposal No. 5 will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 30, 2025, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our Common Stock, (2) each of our directors, (3) each named executive officer, and (4) all of our directors and executive officers as a group.

Beneficial ownership of our Common Stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of May 30, 2025. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. The address of each director and officer is c/o GT Biopharma, Inc., 505 Montgomery Street, 10th Floor, San Francisco, California 94111. Applicable percentage ownership in the following table is based on 3,147,995 shares of Common Stock outstanding as of May 30, 2025 plus, for each person, any securities that person has the right to acquire within 60 days of May 30, 2025.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Five Percent or Greater Stockholders:
Cytovance Biologics, Inc. (1)	311,652	9.9%
Robert A. Marzilli (2)	200,000	6.35%
Bristol Investment Fund, Ltd. (3)	224,693	7.14%
Armistice Capital, LLC (4)	314,485	9.99%
Five Narrow Lane LP (5)	224,693	7.14%
Executive Officers and Directors:
Michael Breen (6)	46,872	1.5%
Alan Urban (7)	8,427	0.3%
Manu Ohri (8)	34,998	1.1%
Hilary Kramer	—	—
Andrew J. Ritter	—	—
Charles J. Casamento (9)	16,666	0.5%
Directors and current officers as a group (5 persons) (10)	106,963	3.4%

(1)	The address for Cytovance Biologics, Inc. is 800 Research Parkway, Suite 200 Oklahoma City, OK 73104. Includes shares underlying prefunded warrants to purchase 92,195 shares of Common Stock.

(2)

The address for Robert A. Marzilli is 457 Sunset Beach Rd., Richmond Hill, Ontario, L4E 3J3, Canada. This information is based on information known to the company through a non-objecting beneficial ownership report (the “NOBO Report”) as of April 30, 2025. Mr. Marzilli has not provided or verified the information appearing on the NOBO Report, and so this information may not be accurate for a number of reasons, including, but not limited to, if Mr. Marzilli has divested such ownership through private contractual or other means not reflected in the NOBO Report, or is the beneficial owner of other shares not disclosed in the NOBO Report. Excludes (i) 279,931 shares of Common Stock issuable upon the conversion of Series L Preferred Stock, and (ii) 271,931 shares of Common Stock issuable upon exercise of the Common Stock Warrants. The Series L Preferred Stock and the Warrants are subject to a contractually stipulated 9.99% blocker provision and the Beneficial Ownership Limitation and the Exchange Cap.

(3)	The address for Bristol Investment Fund, Ltd. is Citco Trustees (Cayman) Limited, 89 Nexus Way, Camana Bay, PO Box 311063, Grand Cayman KY1-1205, Cayman Islands. Includes shares underlying warrants to purchase 169 shares of Common Stock at $2.02 per share. Excludes (i) 786,269 shares of Common Stock issuable upon the conversion of Series L Preferred Stock, and (ii) 815,793 shares of Common Stock issuable upon exercise of the Common Stock Warrants. The Series L Preferred Stock and the Warrants are subject to a contractually stipulated 9.99% blocker provision and the Beneficial Ownership Limitation and the Exchange Cap.

(4)	The address for Armistice Capital, LLC is 510 Madison Avenue, 7th Floor New York, New York 10022. Includes shares underlying warrants to purchase 200,000 shares of Common Stock at $4.35 per share, and 114,485 shares of Common Stock at $30.00 per share

(5)	The address for Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, New York 10022. Includes shares underlying warrants to purchase 293 shares of Common Stock at $2.043 per share. Excludes (i) 741,393 shares of Common Stock issuable upon the conversion of Series L Preferred Stock, and (ii) 815,500 shares of Common Stock issuable upon exercise of the Warrants. The Series L Preferred Stock and the Warrants are subject to a contractually stipulated 9.99% blocker provision and the Beneficial Ownership Limitation and the Exchange Cap.

(6)	Includes shares underlying options to purchase 1,666 shares of Common Stock at $74.40 per share, and 16,666 shares of Common Stock at $25.50 per share.

(7)	Includes shares underlying options to purchase 8,427 shares of Common Stock at $2.11 per share.

(8)	Includes shares underlying options to purchase 6,666 shares of Common Stock at $74.40 per share, and 16,666 shares of Common Stock at $25.50 per share.

(9)	Includes shares underlying options to purchase 16,666 shares of Common Stock at $10.50 per share.

(10)	Includes shares underlying options to purchase 66,757 shares of Common Stock.

Equity Compensation Plan Information

In 2014 we established the 2014 Stock Incentive Plan (the “2014 Plan”) and in April 2022 we established the 2022 Plan, collectively (the “Plans”). The Plans were approved by our Board of Directors and stockholders. The purpose of the Plans is to grant stock and options to purchase our Common Stock, and other incentive awards, to our employees, directors and key consultants. The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2022 Plan is 166,667. Following adoption of the 2022 Plan by our stockholders we only grant incentive awards under the 2022 Plan. The shares of our Common Stock underlying cancelled and forfeited awards issued under the 2022 Plan may again become available for grant under the 2022 Plan. As of December 31, 2024, there were no shares available for grant under the 2014 Plan. All outstanding incentive stock award grants prior to the adoption of the 2022 Plan were made under the 2014 Plan, and all incentive stock award grants after the adoption of the 2022 Plan have been and will be made under the 2022 Plan. The following table provides information as of December 31, 2024 with respect to the Plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (2014 Plan)	-		-
Equity compensation plans approved by stockholders (2022 Plan)	150,535	$32.69	16,132
Total	150,535		16,132

(1)	The weighted average exercise price excludes restricted stock awards, which have no exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Since January 1, 2023, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

●	in which any director, executive officer, stockholder who beneficially owns more than 5% of our Common Stock or any member of their immediate family had or will have a direct or indirect material interest.

Cytovance

In October 2020, the Company entered into a Master Services Agreement with Cytovance Biologics, Inc. (“Cytovance”), to perform biologic development and manufacturing services, and to produce and test compounds used in the Company’s potential product candidates. The Company subsequently executed numerous Statements of Work (“SOWs”) for the research and development of products for use in clinical trials. On August 24, 2022, the Company entered into a Settlement and Investment Agreement with Cytovance that amended existing SOWs and allowed for future invoices to be settled in in a combination of cash and issuance of the Company’s Common Stock. The Agreement also set Cytovance’s beneficial ownership limitation at 4.9% of the issued and outstanding shares of the Company’s Common Stock. On April 25, 2024, the Company entered into an Amendment to the Settlement and Investment Agreement with Cytovance that increased Cytovance’s beneficial ownership limitation to 9.9% of the issued and outstanding shares of the Company’s Common Stock. On June 30, 2024, Cytovance became a related party as their beneficial ownership exceeded 5% of the issued and outstanding shares of the Company’s Common Stock.

During the years December 31, 2024 and 2023, the Company recognized research and development expenses of $2,335,000 and $4,584,000, respectively and made cash payments amounting to $3,857,000 and $2,213,000, respectively to Cytovance. In addition, the Company issued 127,597 and 57,437 shares of Common Stock to Cytovance to settle accounts payable valued at approximately $810,000 and $1,120,000, respectively. As of December 31, 2024 the Company’s commitments in relation to unbilled and unaccrued SOWs and any related Change Orders from Cytovance for services that have not yet been rendered as of December 31, 2024, amounted to approximately $1.1 million. As of December 31, 2024 and 2023, accounts payable to Cytovance amounted to $1,183,000 and $3,515,000, respectively.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Our review of copies of the Section 16(a) reports filed during the fiscal year ended December 31, 2024 indicates that all filing requirements were complied with respect our officers, directors, and greater than ten percent beneficial owners.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal (other than nominations by stockholders of persons for election to our Board of Directors intended to be included in our proxy materials) to be considered for inclusion in our Proxy Statement for our 2026 annual meeting of stockholders, the stockholder’s written proposal must be received by us no earlier than March 26, 2026 but no later than April 25, 2026, and must contain the information required by our Amended and Restated Bylaws. However, if the date of our 2026 Annual Meeting is more than 30 days before or after July 24, 2026, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of such stockholder proposals not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which we publicly announce the date of such annual meeting. In order for a stockholder proposal nominating persons for election to our Board of Directors to be considered for inclusion in our Proxy Statement for our 2026 Annual Meeting, the stockholder must expressly elect at the time of providing notice of the proposal to have its nominee included in our proxy materials, and the stockholder’s written proposal must be received by us no earlier than March 26, 2026 but no later than April 25, 2026, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after July 24, 2026, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals nominating persons for election to our Board of Directors in our Proxy Statement is not later than the close of business on the later of 120 days in advance of such annual meeting or 10 days following the day on which we publicly disclose the date of such annual meeting. In order for stockholders to give timely notice of nominations for directors, other than our nominees, for inclusion on a universal proxy card in connection with the 2026 Annual Meeting, notice must be submitted to us at our principal executive offices, located at 505 Montgomery Street, 10th Floor, San Francisco, California 94111, Attn: Corporate Secretary, no later than May 25, 2026, which is 60 calendar days prior to the one-year anniversary of the date of the Annual Meeting, and must comply with the requirements of Rule 14a-19. Any proposals will also need to comply with Rules 14a-8 and 14a-19 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2026 Annual Meeting and the proposal is not intended to be included in our Proxy Statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, no earlier than March 26, 2026 but no later than April 25, 2026. However, if the date of our 2026 annual meeting of stockholders is more than 30 days before or after July 24, 2026, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which we publicly announce the date of such annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holder will vote thereon in accordance with their best judgment.

Appendix A

PROPOSED AMENDMENT NO. 1

TO THE GT BIOPHARMA, INC.

2022 OMNIBUS INCENTIVE PLAN

July 24, 2025

1. The GT Biopharma, Inc. 2022 Omnibus Incentive Plan (the “Plan”) is hereby amended as follows:

Section 3.1 of the Plan is hereby deleted in its entirety and, in lieu thereof, the following is substituted:

“3.1 Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 750,000 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.”

2. All other terms and provisions of the Plan shall remain unchanged.

3. This Amendment No. 1 to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan was adopted by the Company’s Board of Directors on May 22, 2025.

GT Biopharma, Inc.

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GT BIOPHARMA, INC.

	For All	Withhold All	For All Except
1. Election of the following four nominees as directors for a one-year term:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Michael Breen
02) Charles J. Casamento
03) Hilary Kramer
04) Andrew J. Ritter

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V75990-TBD

GT BIOPHARMA, INC.
ANNUAL MEETING OF STOCKHOLDERS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of GT Biopharma, Inc., hereby appoints Michael Breen as proxy, with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote at the Annual Meeting of the Stockholders of GT Biopharma, Inc., to be held at 1900 Avenue of the Stars, Suite 2700, Los Angeles, CA 90067 on Thursday, July 24, 2025 at 11:00 A.M. Pacific Time and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side